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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)           July 16, 2003

                              TELEFLEX INCORPORATED
             (Exact name of registrant as specified in its chapter)

          Delaware                         1-5353                 23-1147939
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation                  File Number)         Identification No.)


        630 West Germantown Pike
             Suite 450
          Plymouth Meeting, PA                                     19462
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (610) 834-6301


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7(C).  EXHIBITS

            99.1  Press Release of Teleflex Incorporated dated July 16,
                  2003 reporting Teleflex Incorporated's financial results for the second quarter of 2003.

ITEM 9.  REGULATION FD DISCLOSURE; AND

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On July 16, 2003, Teleflex Incorporated issued a press release announcing its financial results for the second quarter of 2003.

            A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TELEFLEX INCORPORATED

                                          /s/ Joan W. Schwartz
                                          ------------------------
                                          JOAN W. SCHWARTZ
                                          ASSOCIATE GENERAL COUNSEL AND
                                          ASSISTANT SECRETARY

DATE: JULY 16, 2003

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                                  EXHIBIT INDEX

      99.1  Press Release dated July 16, 2003